
<ARTICLE> 5
<LEGEND>
This financial data schedule is submitted in accordance with Regulation S-K item
601 (c)(2). This schedule contains summary financial information extracted from Form 10-Q for the quarterly period ended March 31, 2000 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-2000
<PERIOD-START>                             JAN-01-2000
<PERIOD-END>                               MAR-31-2000
<CASH>                                          25,500
<SECURITIES>                                    23,188
<RECEIVABLES>                                   88,661
<ALLOWANCES>                                    25,913
<INVENTORY>                                          0
<CURRENT-ASSETS>                               118,981<F1>
<PP&E>                                       4,164,757
<DEPRECIATION>                                 571,015
<TOTAL-ASSETS>                               4,447,296
<CURRENT-LIABILITIES>                          370,528<F2>
<BONDS>                                      3,381,663
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                         41
<COMMON>                                           703
<OTHER-SE>                                     634,044
<TOTAL-LIABILITY-AND-EQUITY>                 4,447,296
<SALES>                                        168,867
<TOTAL-REVENUES>                               168,867
<CGS>                                                0
<TOTAL-COSTS>                                   97,874
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                 2,235
<INTEREST-EXPENSE>                              60,118
<INCOME-PRETAX>                                 31,450
<INCOME-TAX>                                        82
<INCOME-CONTINUING>                             31,450
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                    31,368
<EPS-BASIC>                                       0.40
<EPS-DILUTED>                                     0.40

<F1>Current assets include cash, unrestricted marketable securities, current portion of accounts and notes receivable and prepaid expenses and deposits.
<F2>Current liabilities include the current portion of long-term debt and accounts payable, accrued expenses and other liabilities.


